UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2026, Christopher Gibson, Ph.D., Chair of the Board of Directors (the “Board”) of Recursion Pharmaceuticals, Inc. (the “Company”) and a member of the Research and Development Committee, Technology Committee, and the Corporate Social Responsibility Committee of the Board, informed the Company that he will not stand for re-election to the Board as a Class II Director at the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Dr. Gibson’s decision to not stand for re-election did not result from any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. Dr. Gibson will continue in his role as Chair of the Board and on the committees to which he was appointed until the expiration of his current term at the 2026 Annual Meeting.

Item 7.01. Regulation FD Disclosure.

On April 30, 2026, the Company issued a press release announcing the Board transition described in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished in this Item 7.01 (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release of Recursion Pharmaceuticals, Inc. dated April 30, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 30, 2026.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Nathan Hatfield
Nathan Hatfield
Chief Legal Officer